Mirae Asset Discovery Funds

Asia Great Consumer Fund

Class A	Class C	Class I

MGCEX	MGCCX	MGCIX

Summary Prospectus

August 26, 2016

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://investments.miraeasset.us. You can also get this information at no cost by calling the Fund’s transfer agent at 1-888-335-3417. The Fund’s current Prospectus dated August 26, 2016, and Statement of Additional Information dated August 26, 2016 are incorporated by reference into this summary prospectus.

Investment Objective

The investment objective of Asia Great Consumer Fund (the “Fund”) is to achieve long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund, a series of Mirae Asset Discovery Funds (the “Trust”). You may qualify for sales charge discounts if you and your family invest, or agree to invest, at least $50,000 in the Trust. More information about these and other discounts is available from your financial professional and in the “Description of the Share Classes” section on page 41 of the Fund’s Prospectus and in the “Purchase and Redemption of Shares” section beginning on page 42 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None

Maximum Deferred Sales Charge (Load) for redemptions within one year of purchase (as a percentage of the original cost or redemption proceeds, whichever is less) (a 1.00% deferred sales charge may apply on certain redemptions of Class A Shares made within 18 months of purchase if purchased without an initial sales charge)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.73%	0.83%	0.61%
Total Annual Fund Operating Expenses	1.98%	2.83%	1.61%
Fee Waiver and Expense Reimbursement*†	(0.48)%	(0.58)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement*†	1.50%	2.25%	1.25%

*

The Fund’s investment manager, Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA” or the “Investment Manager”), has contractually agreed to waive its management fee and, if necessary, to reimburse the Fund so that total operating expenses (excluding interest expense, taxes, brokerage commissions and certain other Fund expenses) of the Fund do not exceed 1.50% (for Class A Shares), 2.25% (for Class C Shares) and 1.25% (for Class I Shares) of average daily net assets through August 31, 2017. Each share class may have to repay Mirae Asset USA some of these amounts waived or reimbursed within three years if total operating expenses fall below the expense cap described above. In no event, however, will payment of such reimbursement cause the Fund to pay fees or expenses in an amount exceeding the expense limit applicable at the time of such reimbursement to Mirae Asset USA to that share class under the agreement. The agreement may be terminated prior to August 31, 2017 upon 90 days’ prior written notice by a majority of the non-interested trustees of the Trust or by a majority of the outstanding voting securities of the Fund. More information about the Fund’s fee waiver and expense reimbursement agreement is available in the “Management of the Funds” section beginning on page 37 of the Fund’s Prospectus.

†

The Fee Waiver and Expense Reimbursement and the Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement have been restated and differ from the ratios of net expenses to average net assets given in the Fund’s annual report, which does not reflect the current expenses of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,117	$1,539	$2,712
Class C	$328	$822	$1,443	$3,115
Class I	$127	$473	$842	$1,881

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,117	$1,539	$2,712
Class C	$228	$822	$1,443	$3,115
Class I	$127	$473	$842	$1,881

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when you hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities (i) of issuers in Asia, excluding Japan, or (ii) that are tied economically to Asia, excluding Japan, provided that, in either case, the issuers of any such securities are expected to be beneficiaries of the increasing consumption and growing purchasing power of individuals in the world’s emerging markets.  Equity securities consist of common stock and related securities, such as preferred stock and depositary receipts.

The Investment Manager’s Great Consumer investment strategy focuses on investments that the Investment Manager believes will benefit from the collective direct and indirect economic effect resulting from increased consumption activities and growing purchasing power of individuals within the world’s emerging economies.

The Investment Manager considers Asia to include, primarily, China (including Hong Kong and Macau), India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.  The Investment Manager determines that an investment is tied economically to Asia, excluding Japan, if such investment satisfies one or more of the following conditions:(i) the issuer’s primary trading market is in Asia, excluding Japan; (ii) the issuer is organized under the laws of, derives at least 50% of its revenue from, or has at least 50% of its assets in Asia, excluding Japan; (iii) the investment is included in an index representative of Asia, excluding Japan; and (iv) the investment is exposed to the economic risks and returns of Asia, excluding Japan.

investments.miraeasset.us	2	Asia Great Consumer Fund

The Investment Manager expects that emerging markets will experience rapid growth in domestic consumption driven by key trends such as population growth, increasing industrialization, income growth, wealth accumulation, increasing consumption among youths and the pursuit of a higher quality of life.  The Fund will invest in issuers across a range of industry sectors that may benefit from increasing consumption in emerging markets.  Such industries may include, but are not limited to, consumer staples, consumer discretionary, financial, information technology, healthcare and telecommunication services.

The Investment Manager buys and sells securities based on its judgment about issuers, the prices of the securities and other economic factors. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.  The Fund may invest in securities of any market capitalization.

Principal Risks of Investment in the Fund

The Fund cannot guarantee that it will achieve its investment objective. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund. Principal risks related to an investment in the Fund are summarized below.

Asset Allocation Risk – The Fund’s ability to achieve its investment objective will depend, in part, on the Investment Manager’s ability to select the best allocation of assets across the various countries in Asia. There is a risk that the Investment Manager’s evaluations and assumptions may be incorrect in view of actual market conditions.

Depositary Receipts Risk – There may be less material information available regarding issuers of unsponsored depositary receipts and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the related foreign securities.

Foreign Securities Risk – Foreign investments may be subject to different and, in some cases, less stringent regulatory and disclosure standards than U.S. investments. Also, political concerns, fluctuations in foreign currencies and differences in taxation, trading, settlement, custodial and other operational practices may result in foreign investments being more volatile and less liquid than U.S. investments. Foreign regulatory and fiscal policies may affect the ability to trade securities across markets. Foreign markets also may differ widely in trading and execution capabilities, liquidity and expenses, including brokerage and transaction costs. Brokerage and transaction costs are generally higher for foreign securities than for U.S. investments. Foreign investments typically are issued and traded in foreign currencies.  As a result, their values may be affected significantly by changes in exchange rates between foreign currencies and the U.S. dollar.

Emerging Markets Risk – The risks of foreign investments are typically greater in emerging market countries. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Securities Risk; Stock Market Volatility – Equity securities include common and preferred stocks. Stock markets are volatile. The value of equity securities is affected by changes in a company’s financial condition and overall market and economic conditions. Preferred stock may be subject to optional or mandatory redemption provisions.

Geographic Concentration Risk – The Fund may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could affect significantly the Fund’s performance. For example, as of the Fund’s most recently ended fiscal year, the Fund was substantially invested in China and Hong Kong.  See “Risks of Investing in China” below.

Inflation Risk – Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. The present value of the Fund’s assets and distributions can decline as inflation increases.

Large-Cap Securities Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Legal and Regulatory Risk – The regulatory environment for funds is evolving, and legal, tax and regulatory changes could occur that may adversely affect the Fund.

Risks of Investing in Asia – Because the Fund concentrates its investments in Asia, excluding Japan, the Fund’s performance will be closely tied to economic and political conditions in Asia and geopolitical conditions in Asia, including the risk of severe political and military disruption. As a region, Asia comprises countries in all stages of economic development, and many of the economies of these countries are intertwined, which may cause them to experience recessions at the same time. In addition, natural disasters might have a substantial economic impact on affected regions, at least temporarily.

Risks of Investing in China – Investments in China and Hong Kong are subject to special risks. The Chinese government continues to influence heavily the course of the Chinese markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, a lack of publicly available information and/or political and social instability. China’s aging infrastructure, growing income inequality and worsening environmental conditions also are factors that may affect the Chinese economy. In addition, any attempt by China to exert control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, thereby negatively affecting markets and business performance and adversely affecting the Fund’s investments.

Selection Risk – The securities selected by the Fund may underperform the market or other securities selected by other funds.

Small- and Mid-Cap Securities Risk – Securities of small- and mid-sized companies may be more volatile and subject to greater risk than securities of larger companies. Small- and mid-cap companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns (before and after taxes) compare with those of the MSCI All Country (AC) Asia ex-Japan Index. Class A and Class C Shares commenced operations on November 4, 2010. Performance of Class A and Class C Shares for periods prior to November 4, 2010 is based on the historical performance of Class I Shares and has been adjusted to reflect the expenses applicable to Class A and Class C Shares, as applicable. If the Investment Manager had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s performance can be found on the Trust’s website at http://investments.miraeasset.us or by calling 1-888-335-3417.

investments.miraeasset.us	3	Asia Great Consumer Fund

The bar chart below shows the Fund’s annual returns for Class I Shares.  The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	18.68%	3/31/2012
Worst Quarter:	-21.85%	9/30/2011

*	The performance information shown above is based on a calendar year. The Class I Shares year-to date return as of the most recent calendar quarter ended June 30, 2016 was -4.90%.

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges.  The table further compares the Fund’s performance over time to that of the MSCI All Country (AC) Asia ex-Japan Index, a broad-based securities index. For additional information regarding this index, see “Description of Fund Benchmarks” starting on page 36 of the Fund’s Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2015)	1 Year	5 Years	Since Inception (September 24, 2010)
Class I
Return Before Taxes	-3.09%	4.82%	4.03%
Return After Taxes on Distributions	-3.34%	4.71%	3.92%
Return After Taxes on Distributions and Sale of Fund Shares	-1.55%	3.75%	3.13%
Class A Returns Before Taxes	-8.92%	3.38%	2.64%
Class C Returns Before Taxes	-5.00%	3.80%	3.00%
MSCI All Country (AC) Asia ex-Japan Index (reflects no deduction for fees, expenses or taxes)	-8.90%	0.14%	1.69%

Management

Investment Manager and Sub-Manager

Mirae Asset Global Investments (USA) LLC (previously defined as “Mirae Asset USA” or the “Investment Manager”) is the investment manager for the Fund. Mirae Asset USA has retained Mirae Asset Global Investments (Hong Kong) Ltd. (“Mirae Asset Hong Kong”) to act as sub-manager to the Fund.  The term “Investment Manager” may also refer to the Fund’s sub-manager, as applicable.

Portfolio Manager

Joohee An, Senior Portfolio Manager of Mirae Asset Hong Kong, is primarily responsible for the day-to-day management of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange is open for regular trading at the Fund’s next determined net asset value after the transfer agent receives your request in good order:  by mail (Mirae Asset Discovery Funds, P.O. Box 183165, Columbus, Ohio 43218-3165); by telephone (1-888-335-3417); or through your financial intermediary. Shares may be purchased, and redemption proceeds received, by electronic bank transfer, by check, or by wire. Investment minimums for Class A and Class C Shares are generally as set forth in the table below.

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Regular	$2,000	$100
IRA and Roth IRA	$500	$50
Coverdell Education Savings Account (Educational IRA)	$500	$50
Systematic Investment Plan	$500	$50

The minimum initial investment for Class I Shares of the Fund is $250,000, subject to certain exceptions. The minimum subsequent investment for Class I Shares of the Fund is $25,000. The Fund may reduce or waive the minimums set forth above in its discretion.

Tax Information

Dividends and capital gain distributions you receive from the Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. In addition, dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Mirae Asset Global Investments (USA) LLC ● 1350 Avenue of the Americas, 33rd Floor, New York, NY 10019 ● (888) 335-3417 ● investments.miraeasset.us